UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 26, 2006, Autobytel Inc. (“Autobytel”) and Mr. Schmidt amended Mr. Schmidt’s May 30, 2005 Employment Agreement with Autobytel (as so amended, the “Amended Schmidt Employment Agreement”) to provide, among other things, that Mr. Schmidt may terminate his employment with Autobytel for any reason upon at least 30 days prior written notice to Autobytel, and that Autobytel may, at any time in its sole discretion, terminate Mr. Schmidt’s employment upon 30 days prior written notice to Mr. Schmidt. Additionally, Autobytel may, at any time and in its sole discretion, change Mr. Schmidt’s position as the Executive Vice President and Chief Financial Officer to another officer position within Autobytel’s financial group, provided, however, that any such change will not constitute a termination of Mr. Schmidt’s employment with Autobytel.

Prior to the Amended Schmidt Employment Agreement, the term of Mr. Schmidt’s employment was renewed through May 30, 2007. In the case of termination by Autobytel at any time or termination by Mr. Schmidt on or after December 31, 2006, Mr. Schmidt is entitled to a lump sum payment equal to his annual base salary plus bonus, as well as benefits for one year following such termination; provided, however, that Mr. Schmidt is not entitled to such payment to the extent he becomes entitled to receive severance compensation in connection with a change of control. In the event that Mr. Schmidt terminates his employment prior to December 31, 2006 for any reason or no reason, Mr. Schmidt is entitled to only such amounts owing to him under the Amended Schmidt Employment Agreement through the date of such termination. If Mr. Schmidt terminates his employment without reason, he shall nonetheless make himself reasonably available to advise the Chief Executive Officer and the Board of Directors on any accounting or audit matters as reasonably requested for a period of 12 months following such termination, in which event Mr. Schmidt will no longer be entitled to a base salary or bonus, but instead will be compensated at a rate of $1,000 per day for each day worked, prorated for partial days worked.

Autobytel has engaged Heidrick & Struggles, Inc. to identify potential chief financial officer candidates.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1	First Amendment to Employment Agreement dated as of April 26, 2006 between Autobytel Inc. and Michael Schmidt

99.1	Press release dated May 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and Chief Legal and Administrative Officer

Date: May 1, 2006

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1	First Amendment to Employment Agreement dated as of April 26, 2006 between Autobytel Inc. and Michael Schmidt

99.1	Press release dated May 1, 2006